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                                                                   Exhibit 99.23

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

             -------------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 2001-1
             -------------------------------------------------------

                   Monthly Period:                  6/1/02 to
                                                    6/30/02
                   Distribution Date:               7/19/02
                   Transfer Date:                   7/18/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 2001-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

 A.  Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------

     1.  The total amount of the distribution to
         Certificateholders on the Distribution Date per
         $1,000 original certificate principal amount
                                            Class A                     $1.65833
                                            Class B                     $1.90833
                                            Excess Collateral Amount    $2.36667

     2.  The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Certificates, per $1,000 original
         certificate principal amount
                                            Class A                     $1.65833
                                            Class B                     $1.90833
                                            Excess Collateral Amount    $2.36667

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 2001-1
Page 2

     3.  The amount of the distribution set forth in
         paragraph 1 above in respect of principal on
         the Certificates, per $1,000 original certificate
         principal amount
                                       Class A                          $0.00000
                                       Class B                          $0.00000
                                       Excess Collateral Amount         $0.00000

 B.  Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.  Allocation of Principal Receivables.
         ------------------------------------

         The aggregate amount of Allocations of
         Principal Receivables processed during the
         Monthly Period which were allocated in respect
         of the Certificates
                                       Class A                   $100,999,701.23
                                       Class B                     $7,806,108.17
                                       Excess Collateral Amount   $11,425,700.27
                                                                ----------------
                                       Total                     $120,231,509.67

     2.  Allocation of Finance Charge Receivables
         ----------------------------------------

         (a1) The aggregate amount of Allocations of
              Finance Charge Receivables processed during
              the Monthly Period which were allocated in
              respect of the Certificates
                                       Class A                    $10,265,617.69
                                       Class B                       $793,413.45
                                       Excess Collateral Amount    $1,161,309.09
                                                                ----------------
                                       Total                      $12,220,340.23

         (b1) Principal Funding Investment Proceeds (to Class A)           $0.00
         (b2) Withdrawals from Reserve Account (to Class A)                $0.00
                                                                ----------------
              Class A Available Funds                             $10,265,617.69

         (c1) Principal Funding Investment Proceeds (to Class B)           $0.00
         (c2) Withdrawals from Reserve Account (to Class B)                $0.00
              Class B Available Funds                                $793,413.45

         (d1) Principal Funding Investment Proceeds (to CIA)               $0.00
         (d2) Withdrawals from Reserve Account (to CIA)                    $0.00
              CIA Available Funds                                  $1,161,309.09

         (e1) Total Principal Funding Investment Proceeds                  $0.00
         (e2) Investment Earnings on deposits to Reserve Account           $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 2001-1
Page 3

     3.  Principal Receivable / Investor Percentages
         -------------------------------------------

         (a) The aggregate amount of Principal Receivables
             in the Trust as of 06/30/02                     $32,533,735,386.08

         (b) Invested Amount as of 06/30/02
             (Adjusted Class A Invested Amount
             during Accumulation Period)
                                    Class A                     $750,000,000.00
                                    Class B                      $58,036,000.00
                                    Excess Collateral Amount     $84,822,000.00
                                                             ------------------
                                    Total                       $892,858,000.00

         (c) The Floating Allocation Percentage:
                                    Class A                               2.316%
                                    Class B                               0.179%
                                    Excess Collateral Amount              0.262%
                                                                          ------
                                    Total                                 2.757%

         (d) During the Accumulation Period: The Invested
             Amount as of ______ (the last day of the
             Revolving Period)
                                    Class A                               $0.00
                                    Class B                               $0.00
                                    Excess Collateral Amount              $0.00
                                                             ------------------
                                    Total                                 $0.00

         (e) The Fixed/Floating Allocation Percentage:
                                    Class A                               2.316%
                                    Class B                               0.179%
                                    Excess Collateral Amount              0.262%
                                                                          ------
                                    Total                                 2.757%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 2001-1
Page 4

     4.  Delinquent Balances.
         --------------------

         The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

         (a) 30 - 59 days                                        $426,114,785.51
         (b) 60 - 89 days                                        $291,890,699.03
         (c) 90 - 119 days                                       $239,583,056.26
         (d) 120 - 149 days                                      $190,833,130.54
         (e) 150 - 179 days                                      $167,143,467.45
         (f) 180 or more days                                              $0.00
                                       Total                   $1,315,565,138.79

     5.  Monthly Investor Default Amount.
         --------------------------------

         (a) The aggregate amount of all defaulted
             Principal Receivables written off as
             uncollectible during the Monthly Period
             allocable to the Invested Amount (the
             aggregate "Investor Default Amount")
                                       Class A                     $3,589,993.38
                                       Class B                       $277,464.95
                                       Excess Collateral Amount      $406,121.87
                                                                     -----------
                                       Total                       $4,273,580.20

     6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
         -----------------------------------------------------

         (a) The aggregate amount of Class A Investor
             Charge-Offs and the reductions in the Class
             B Invested Amount and the Excess Collateral
             Amount
                                       Class A                             $0.00
                                       Class B                             $0.00
                                       Excess Collateral Amount            $0.00
                                                                  --------------
                                       Total                               $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 2001-1
Page 5

         (b) The aggregate amount of Class A Investor
             Charge-Offs reimbursed and the reimbursement
             of reductions in the Class B Invested Amount
             and the Excess Collateral Amount
                                    Class A                               $0.00
                                    Class B                               $0.00
                                    Excess Collateral Amount              $0.00
                                                                 --------------
                                    Total                                 $0.00

     7.  Investor Servicing Fee
         ----------------------
         (a) The amount of the Investor Monthly Servicing
             Fee payable by the Trust to the Servicer for
             the Monthly Period
                                    Class A                         $937,500.00
                                    Class B                          $72,545.00
                                    Excess Collateral Amount        $106,027.50
                                                                    -----------
                                    Total                         $1,116,072.50

     8.  Reallocated Principal Collections
         ---------------------------------
             The amount of Reallocated Excess Collateral
             Amount and Class B Principal Collections
             applied in respect of Interest Shortfalls,
             Investor Default Amounts or Investor Charge-Offs
             for the prior month.
                                    Class B                               $0.00
                                    Excess Collateral Amount              $0.00
                                                                          -----
                                    Total                                 $0.00

     9.  Excess Collateral Amount
         ------------------------
         (a) The amount of the Excess Collateral Amount
             as of the close of business on the related
             Distribution Date after giving effect to
             withdrawals, deposits and payments to be
             made in respect of the preceding month              $84,822,000.00

     10. The Portfolio Yield
         -------------------
           The Portfolio Yield for the related Monthly Period            10.91%

     11. The Base Rate
         -------------
           The Base Rate for the related Monthly Period                   4.09%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 2001-1
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C  Information Regarding the Principal Funding Account
   ---------------------------------------------------

     1.  Accumulation Period

     (a) Accumulation Period Commencement Date                       10/01/2005

     (b) Accumulation Period Length (months)                                  3

     (c) Accumulation Period Factor                                        3.55

     (d) Required Accumulation Factor Number                                  8

     (e) Controlled Accumulation Amount                         $297,619,333.33

     (f) Minimum Payment Rate (last 12 months)                           13.44%

     2.  Principal Funding Account
         -------------------------

         Beginning Balance                                                $0.00
            Plus: Principal Collections for related Monthly
                  Period from Principal Account                            0.00
            Plus: Interest on Principal Funding Account
                  Balance for related Monthly Period                       0.00

            Less: Withdrawals to Finance Charge Account                    0.00
            Less: Withdrawals to Distribution Account                      0.00
                                                                 --------------
         Ending Balance                                                    0.00

     3.  Accumulation Shortfall
         ----------------------

               The Controlled Deposit Amount for the previous
               Monthly Period                                             $0.00

         Less: The amount deposited into the Principal Funding
               Account for the Previous Monthly Period                    $0.00

               Accumulation Shortfall                                     $0.00

                                                                 --------------
               Aggregate Accumulation Shortfalls                          $0.00

     4.  Principal Funding Investment Shortfall
         --------------------------------------

               Covered Amount                                             $0.00

         Less: Principal Funding Investment Proceeds                      $0.00

                                                                 --------------
               Principal Funding Investment Shortfall                     $0.00
                                                                 --------------

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 2001-1
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D.  Information Regarding the Reserve Account
    -----------------------------------------

      1.  Required Reserve Account Analysis
          ---------------------------------

          (a) Required Reserve Account Amount percentage                0.00000%

          (b) Required Reserve Account Amount ($)                          $0.00
              .5% of Invested Amount or other amount
              designated by Transferor)

          (c) Required Reserve Account Balance after effect
              of any transfers on the Related Transfer Date                $0.00

          (d) Reserve Draw Amount transferred to the Finance
              Charge Account on the Related Transfer Date                  $0.00

      2.  Reserve Account Investment Proceeds
          -----------------------------------
          Reserve Account Investment Proceeds transferred to
          the Finance Charge Account on the Related Transfer
          Date                                                             $0.00

      3.  Withdrawals from the Reserve Account
          ------------------------------------
          Total Withdrawals from the Reserve Account transferred
          to the Finance Charge Account on the related Transfer            $0.00
          Date (1 (d) plus 2 above)

      4.  The Portfolio Adjusted Yield
          ----------------------------
          The Portfolio Adjusted Yield for the related Monthly Period      6.52%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                         First USA Bank, National Association
                         as Servicer


                         By: /s/ Michael J. Grubb
                             --------------------------
                             Michael J. Grubb
                             First Vice President